Summary Prospectus Supplement dated June 5, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for the Funds listed below:
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund
This supplement amends the Summary Prospectuses for each of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses and retain it for future reference.
The following information replaces in its entirety the second paragraph under the heading “Principal Investment Strategies of the Fund” in the Prospectuses:
The Fund does not limit its investment in underlying funds that invest primarily in foreign securities.
The following paragraph is added to the information under the heading “Principal Investment Strategies of the Fund” in the Prospectuses:
The Fund may invest directly in derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. In addition, the Fund will gain exposure to derivatives through its investment in underlying funds.
AGS-SUM-SUP-1